UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 13, 2012

Anvex International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-173039	99-0363866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8551 W. Sunrise Boulevard, Suite 304 Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (954) 472-2340

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On March 21, 2012 (the “Termination Date”), our Board of Directors approved the dismissal of Silberstein Ungar, PLLC (“Silberstein”) as our independent auditor, effective immediately.

Silberstein’s reports on our financial statements as of and for the fiscal year ended February 28, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  However, the report of Silberstein stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended February 28, 2011 and through Silberstein’s dismissal on the Termination Date, there were: (i) no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Silberstein, would have caused Silberstein to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Silberstein with a copy of this disclosure on the Termination Date, providing Silberstein with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  A copy of Silbertein’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

In connection with the decision to dismiss Silberstein as our independent auditor, on February 13, 2012 the Board of Directors engaged and appointed Friedman, LLP (“Friedman”) as our independent auditor.

During the fiscal year ended February 28, 2011 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Friedman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Silberstein Ungar, PLLC, dated March 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 21, 2012

ANVEX INTERNATIONAL, INC.

By:	/s/ Andrea Clark
Andrea Clark
Chief Executive Officer and President